SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 18, 2007

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of August 1, 2007 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS10)

                           RALI Series 2007-QS10 Trust
           (EXACT NAME OF ISSUING ENTITY AS SPECIFIED IN ITS CHARTER)
                        Residential Accredit Loans, Inc.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)
                        Residential Funding Company, LLC
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)
                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                333-140610-17           51-0368240
 (STATE OR OTHER JURISDICTION      (COMMISSION)         (I.R.S. EMPLOYER
       OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On August 31, 2007, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS10, pursuant to a Series Supplement, dated as of August 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2007, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of August 31, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Residential Funding Company, LLC sold mortgage loans to RALI Series 2007-QS10 Trust pursuant to that Subsequent Transfer Agreement regarding Pre-Funding, dated as of September 12, 2007.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                       Sequentially
Exhibit                                                  Numbered
Number                                                 Exhibit Page

99.1 Subsequent Transfer Agreement (Pre-Funding), dated as of September 12, 2007, by and between Residential Funding Company, LLC, as seller, and Deutsche Bank Trust Company Americas, as trustee.

99.2     Subsequent Mortgage Loan Schedule (Pre-Funding).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL ACCREDIT LOANS, INC.


                                         By:      /s/ Heather Anderson
                                             Name:    Heather Anderson
                                             Title:   Vice President


Dated:  September 18, 2007

EXHIBIT 99.1

Subsequent Transfer Agreement (Pre-Funding), dated as of September 12, 2007, by and between Residential Funding Company, LLC, as seller, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 99.2

Subsequent Mortgage Loan Schedule (Pre-Funding).